UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA 30305
(Address of principal executive offices, including zip code)

(404) 952-2400
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry Into a Material Definitive Agreement
Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of ExamWorks Group, Inc. (the “Company”) held on August 3, 2011, the Company’s stockholders approved an amendment (the “Amendment”) to the ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan (the “Plan”).  The Amendment: (a) increases the available shares reserved under the Plan by 5,000,000 shares to a total of 15,282,200 (with such total number of shares subject to adjustment for future stock splits, stock dividends, recapitalizations, and other similar transactions) and; (b) provides that stockholder approval is required for the cancellation of outstanding options or stock appreciation rights (“SARs”) in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.  The Board of Directors of the Company (the “Board”) had previously approved the Amendment on June 9, 2011, subject to stockholder approval.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders

On August 3, 2011, the Company held its Annual Meeting of Stockholders in Atlanta, Georgia.  Set forth below are the results for each of the proposals submitted to a vote of the stockholders:

Proposal 1.  The following individuals were elected as Class I Directors to serve a three year term on the Board:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
J. Thomas Presby	20,434,271	143,967	6,156,220
David B. Zenoff	20,462,896	115,342	6,156,220

Proposal 2.  Proposal 2 was a proposal to approve the Amendment.  This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,190,933	3,229,805	157,500	6,156,220

Proposal 3.  Proposal 3 was a proposal to ratify the appointment of KPMG LLP as independent registered public accountants for the year ending December 31, 2011.  This proposal was approved.

FOR	AGAINST	ABSTAIN
26,578,744	5,714	150,000

Proposal 4.  Proposal 4 was a proposal to adopt a non-binding resolution to approve the compensation of the Company’s named executive officers (the “Say on Pay Vote”).  This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,315,543	105,195	157,500	6,156,220

Proposal 5.  Proposal 5 was a proposal to hold an advisory vote on the frequency of the Say on Pay Vote.  “Three Years” was approved.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
5,881,005	270,183	14,258,383	168,667	6,156,220

In accordance with the Board’s recommendation and the voting results on this advisory proposal, the Board has adopted a policy that the Company will hold the Say on Pay Vote every three years.

Item 8.01        Other Events

On August 8, 2011, the Company issued a press release announcing that its Board has approved a new stock repurchase program authorizing the repurchase of up to $20 million of its common stock. A copy of the press release is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	First Amendment to ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan
99.1	Press Release of ExamWorks Group, Inc. dated August 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: August 8, 2011	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan
99.1	Press Release of ExamWorks Group, Inc. dated August 8, 2011